Earnings Per Common Share	6 Months Ended
Jun. 30, 2013
Earnings Per Common Share [Abstract]
Earnings Per Common Share

4. Earnings Per Common Share

Basic earnings per share include only the weighted average common shares outstanding. Diluted earnings per share include the weighted average common shares outstanding and any potentially dilutive common stock equivalent shares in the calculation. Treasury shares are treated as retired for earnings per share purposes. Options and warrants to purchase 101,070 common shares, at exercise prices ranging from $3.23 to $5.75, and 244,083 common shares, at exercise prices ranging from $2.75 to $6.10, were outstanding as of June 30, 2013 and 2012, respectively, but were not included in the computation of diluted earnings per common share because to do so would be antidilutive. Dividends on preferred shares are deducted from net income in the calculation of earnings per common share.

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
	(In thousands, except per share data)
Numerator:
Net income	$1,070	$1,432	$2,126	$2,997
Preferred stock dividends	52	262	104	525
Net income available to common shareholders	$1,018	$1,170	$2,022	$2,472
Denominator:
Weighted average common shares outstanding (basic)	19,039	19,584	19,103	20,132
Effect of stock options	89	68	89	54
Weighted average common shares outstanding (diluted)	19,128	19,652	19,192	20,186
Earnings per common share:
Basic	$0.05	$0.06	$0.11	$0.12
Diluted	0.05	0.06	0.11	0.12